UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Merit Medical Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 5/21/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement / Annual Report

To view this material, have the 12-digit Control #(s) available and visit:   www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 5/7/08.

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MERIT MEDICAL SYSTEMS, INC.

1600 W MERIT PKWY

SOUTH JORDAN, UT  84095

MERIT MEDICAL SYSTEMS, INC.

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

R1MRD1

Meeting  Location

The Annual Meeting for holders as of 3/25/08 is to be held on 5/21/08 at 3:00 p.m.
at:	The Company’s Corporate Offices
1600 West Merit Parkway
South Jordan, UT 84095

R1MRD2

Voting  items

The Board of Directors recommends a vote FOR items 1, 2, and 3.

1.	ELECTION OF TWO DIRECTORS, each to serve a term of three years and until his successor has been duly elected and qualified.
Nominees:
	01)	James J. Ellis
	02)	Kent W. Stanger

2.

AMENDMENT OF ARTICLE IV OF THE COMPANY'S ARTICLES OF INCORPORATION to increase the number of shares of authorized capital stock of the Company from 55,000,000 shares to 105,000,000 shares, of which 5,000,000 shares shall be shares of preferred stock, no par value, and 100,000,000 shares shall be shares of common stock, no par value.

3.	RATIFICATION OF THE APPOINTMENT of Deloitte & Touche LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2008.

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.